Bonnel

  BONNEL GROWTH FUND

                                        A ranking

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Average Annual returns as of 9/30/97

1 Year:  28.67%

Since Inception (10/17/94):  32.97%

*Source: Investor's Business Daily, 12/3/97. Each moving 36 month performance rank, versus all other mutual funds, is re-calculated each month on a total return basis. All dividends & capital gains included. A+=Top 5%, A=Top 10%, A-=Top 15%, B+=Top 20%, B=Top 25%, B-=Top 30%, C+=Top 35%, C=Top 40%, C-=Top
45%, D+=Top 50%,D=Top 60%, D-=Top 70%, E=Below 70%.

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Let ART BONNEL do the stock sleuthing for you.

Art Bonnel, begins with a universe of over 9000 stocks listed on the NASDAQ, NYSE and AMEX. He tracks down the quality mid-cap growth companies: companies with strong earnings, a strong balance sheet, a competitive edge, and management ownership in the company.

                    CALL 1-800-557-2297, ext. 229  TODAY.

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*For more complete  information about the Bonnel Growth Fund,  including charges and expenses, call 1-800-US-FUNDS or visit our Web site at www.us-global.com for a free prospectus. Read it carefully before you invest or send money. Past performance is no guarantee of future results. Investment returns and principle will fluctuate so that you may have a gain or loss when you sell shares. STU437